PROVIDIAN FINANCIAL CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Financial Condition
(dollars in thousands) (unaudited)

                                                                                 December 31
                                                                            1999             1998
                                                                       -------------------------------
Assets
   Cash and cash equivalents                                           $    182,915      $   176,348
   Federal funds sold and resale agreements                               1,298,000          297,869
   Investment securities:
      Available-for-sale                                                    455,238          114,858
      Held-to-maturity                                                      126,258          318,817
   Loans receivable, less allowance for credit losses of $1,028,377
     at December 31, 1999 and $451,245 at December 31, 1998              10,545,173        5,282,014
   Premises and equipment, net                                              149,194           82,858
   Interest receivable                                                      108,087           51,801
   Due from securitizations                                                 614,217          454,374
   Deferred taxes                                                           571,040          306,234
   Other assets                                                             290,755          146,042
                                                                       -------------------------------
          Total Assets                                                 $ 14,340,877      $ 7,231,215
                                                                       ===============================

Liabilities and Shareholders' Equity
   Deposits                                                            $ 10,538,123      $ 4,672,298
   Short-term borrowings                                                    126,289          472,500
   Long-term borrowings                                                     958,056          399,757
   Deferred fees                                                            578,607          334,617
   Accrued expenses and other liabilities                                   647,326          388,856
                                                                       -------------------------------
          Total Liabilities                                              12,848,401        6,268,028
   Capital securities                                                       160,000          160,000
   Shareholders' equity                                                   1,332,476          803,187
                                                                       -------------------------------
          Total Liabilities and Shareholders' Equity                   $ 14,340,877      $ 7,231,215
                                                                       ===============================

PROVIDIAN  FINANCIAL   CORPORATION  AND  SUBSIDIARIES   Condensed   Consolidated
Statements of Income (dollars in thousands, except per share date) (unaudited)

                                                        Three Months Ended                    Year Ended
                                                            December 31                       December 31
                                                       1999            1998             1999               1998
                                                    --------------------------------------------------------------

Interest income:
     Loans                                          $ 497,114        $ 241,977        $ 1,559,285        $ 807,825
     Federal funds sold and resale agreements          14,604            5,633             34,334           14,072
     Other                                              8,765            5,946             30,657           20,682
                                                    --------------------------------------------------------------
Total interest income                                 520,483          253,556          1,624,276          842,579

Interest expense:
     Deposits                                         129,434           58,059            356,736          204,335
     Borrowings                                        21,246           11,770             92,334           42,931
                                                    --------------------------------------------------------------
Total interest expense                                150,680           69,829            449,070          247,266
                                                    --------------------------------------------------------------
          Net interest income                         369,803          183,727          1,175,206          595,313

Provision for credit losses                           373,557          202,205          1,099,131          545,929
                                                    --------------------------------------------------------------

          Net interest income after provision
              for credit losses                        (3,754)         (18,478)            76,075           49,384

Non-interest income                                   712,644          420,167          2,412,476        1,266,179

Non-interest expense:
     Salaries and employee benefits                   143,739           79,801            494,089          265,411
     Solicitation                                     110,967           54,995            428,617          196,528
     Occupancy, FF&E                                   26,231           14,591             84,157           49,908
     Data processing & communications                  37,012           20,764            125,219           74,603
     Other                                            125,043           73,365            439,044          238,550
                                                    --------------------------------------------------------------
                                                      442,992          243,516          1,571,126          825,000
                                                    --------------------------------------------------------------

          Income before income taxes                  265,898          158,173            917,425          490,563

Income tax expense                                    106,530           63,259            367,153          194,117
                                                    --------------------------------------------------------------

          Net Income                                $ 159,368        $  94,914        $   550,272        $ 296,446
                                                    ==============================================================

Earnings per share - basic                          $    1.13        $    0.67        $      3.89        $    2.09
Earnings per share - assuming dilution              $    1.10        $    0.66        $      3.78        $    2.04
                                                    ==============================================================

Cash dividends paid per share                       $    0.05        $    0.05        $      0.20        $    0.15
                                                    ==============================================================

Weighted average common shares
   outstanding - basic (000)                          141,451          141,116            141,371          141,872
                                                    ==============================================================
Weighted average common shares
   and assumed conversions (000)                      145,164          144,811            145,547          145,184
                                                    ==============================================================



                     PROVIDIAN FINANCIAL CORPORATION (PVN)
                         FINANCIAL & STATISTICAL SUMMARY


                                                        ---------------------------------------------------------------
                                                            1999         1999        1999         1999        1998
(in millions, except per share and employee data)            Q4           Q3          Q2           Q1          Q4
                                                        ---------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

Earnings (Managed Basis) :
        Net Interest Income                                 $  619.4     $  557.8    $  496.2     $  434.9    $  393.3
        Non-Interest Income                                    615.4        560.6       494.7        416.2       364.2
                                                        ---------------------------------------------------------------
                                    Total Revenue            1,234.8      1,118.4       990.9        851.1       757.5
        Provision for Loan Losses                              525.9        434.0       402.0        344.8       355.8
        Non-Interest Expense                                   443.0        433.1       377.8        317.1       243.5
                                                        ---------------------------------------------------------------
                              Income Before Taxes              265.9        251.3       211.1        189.2       158.2
        Tax Expense                                            106.5        100.4        84.6         75.7        63.3
                                                        ---------------------------------------------------------------
                                       Net Income           $  159.4     $  150.9    $  126.5     $  113.5    $   94.9
-----------------------------------------------------------------------------------------------------------------------
Managed Financial Data:
     Quarter End:
           Credit Cards                                     $ 19,049     $ 16,636    $ 14,825     $ 13,143    $ 12,138
           Home Loans                                          1,977        1,720       1,415        1,198       1,107
                                                        ---------------------------------------------------------------
                                      Total Loans           $ 21,026     $ 18,356    $ 16,240     $ 14,341    $ 13,245

        Securitized Loans                                   $  9,416     $  8,835    $  8,075     $  7,484    $  7,504
        Total Assets                                        $ 23,689     $ 20,337    $ 17,989     $ 15,882    $ 14,606
        Total Capital (Includes Capital Securities)         $  1,492     $  1,324    $  1,173     $  1,085    $    963
        Total Equity                                        $  1,332     $  1,164    $  1,013     $    925    $    803
     Quarter Average:
           Credit Cards                                     $ 17,608     $ 15,706    $ 14,049     $ 12,630    $ 11,295
           Home Loans                                          1,868        1,556       1,279        1,155       1,075
                                                        ---------------------------------------------------------------
                                      Total Loans           $ 19,476     $ 17,262    $ 15,328     $ 13,785    $ 12,370

        Securitized Loans                                   $  8,998     $  8,268    $  7,542     $  7,502    $  7,072
        Earning Assets                                      $ 21,081     $ 18,362    $ 16,437     $ 14,734    $ 13,212
        Total Assets                                        $ 21,583     $ 18,881    $ 16,951     $ 15,228    $ 13,735
        Total Equity                                        $  1,251     $  1,099    $    969     $    870    $    760
-----------------------------------------------------------------------------------------------------------------------
Key Statistics:
     Managed:
        Net Interest Margin (Earning Assets)                   11.75%       12.15%      12.08%       11.81%      11.91%
        Net Interest Margin (Loans)                            12.30%       12.40%      12.39%       12.26%      12.52%
        Risk Adjusted Margin (Loans) (1)                       18.16%       18.99%      18.14%       16.72%      16.17%
        Return on Assets                                        2.95%        3.20%       2.98%        2.98%       2.76%
        Return on Equity                                       50.96%       54.89%      52.19%       52.19%      49.95%
        Membership Services Revenue                         $  209.0     $  194.2    $  154.7     $  117.0    $  99.80
        Net Credit Losses                                   $  330.3     $  276.4    $  274.4     $  262.8    $  251.3
        Net Credit Loss Rate                                    6.78%        6.40%       7.16%        7.62%       8.13%
        Delinquency Rate (30+ Days)                             5.66%        5.20%       4.70%        4.91%       5.33%
        Equity to Managed Assets                                5.62%        5.72%       5.63%        5.82%       5.50%
     On Balance Sheet:
        Reserves as a Percent of Loans                          8.86%        8.75%       8.27%        7.99%       7.86%
        Net Credit Loss Rate                                    6.79%        5.81%       6.56%        6.36%       7.37%
        Delinquency Rate (30+ Days)                             6.82%        6.07%       5.46%        5.37%       5.69%
-----------------------------------------------------------------------------------------------------------------------
Common Share Statistics:
        EPS - Basic                                         $   1.13     $   1.07    $   0.89     $   0.80    $   0.67
        EPS - Assuming Dilution                             $   1.10     $   1.04    $   0.87     $   0.78    $   0.66
        Book Value Per Share (Period End)                   $   9.38     $   8.20    $   7.14     $   6.52    $   5.67
        Total Market Capitalization (Period End)            $ 12,937     $ 11,237    $ 13,221     $ 15,611    $ 10,630
        Shares Outstanding (Period End)                        142.1        141.9       141.8        141.9       141.7
        Weighted Average Shares O/S - Basic                    141.5        141.3       141.5        141.2       141.1
        Weighted Average Shares O/S - Diluted                  145.2        145.1       145.5        145.5       144.8

        Accounts                                                12.4         11.3        10.1          9.0         7.9
        Employees (FTE)                                       10,790        9,154       8,279        7,135       5,937

(1) Risk adjusted margin is total loan revenue less credit losses as a percentage of average managed loans.


                       PROVIDIAN FINANCIAL CORPORATION (PVN)
                         FINANCIAL & STATISTICAL SUMMARY

                                                            -------------------------
                                                               1999         1998
     (in millions, except per share and employee data)       Year End     Year End
                                                            -------------------------
     --------------------------------------------------------------------------------

     Earnings (Managed Basis) :
           Net Interest Income                                $ 2,108.3    $ 1,361.9
           Non-Interest Income                                  2,086.9      1,011.1
                                                            -------------------------
                                       Total Revenue            4,195.2      2,373.0
           Provision for Loan Losses                            1,706.7      1,057.4
           Non-Interest Expense                                 1,571.1        825.0
                                                            -------------------------
                                 Income Before Taxes              917.4        490.6
           Tax Expense                                            367.1        194.2
                                                            -------------------------
                                          Net Income          $   550.3    $   296.4
     --------------------------------------------------------------------------------
     Managed Financial Data:
        Year End:
              Credit Cards                                    $  19,049    $  12,138
              Home Loans                                          1,977        1,107
                                                            -------------------------
                                         Total Loans          $  21,026    $  13,245

           Securitized Loans                                  $   9,416    $   7,504
           Total Assets                                       $  23,689    $  14,606
           Total Capital (Includes Capital Securities)        $   1,492    $     963
           Total Equity                                       $   1,332    $     803
        Year Average:
              Credit Cards                                    $  15,016    $  10,392
              Home Loans                                          1,466        1,052
                                                            -------------------------
                                         Total Loans          $  16,482    $  11,444

           Securitized Loans                                  $   8,082    $   6,822
           Earning Assets                                     $  17,683    $  12,060
           Total Assets                                       $  18,198    $  12,885
           Total Equity                                       $   1,051    $     693
     --------------------------------------------------------------------------------
     Key Statistics:
        Managed:
           Net Interest Margin (Earning Assets)                   11.92%       11.29%
           Net Interest Margin (Loans)                            12.33%       11.80%
           Risk Adjusted Margin (Loans) (1)                       18.05%       13.06%
           Return on Assets                                        3.02%        2.30%
           Return on Equity                                       52.37%       42.76%
           Membership Services Revenue                        $   674.9    $   238.5
           Net Credit Losses                                  $ 1,143.9    $   867.5
           Net Credit Loss Rate                                    6.94%        7.58%
           Delinquency Rate (30+ Days)                             5.66%        5.33%
           Equity to Managed Assets                                5.62%        5.50%
        On Balance Sheet:
           Reserves as a Percent of Loans                          8.86%        7.86%
           Net Credit Loss Rate                                    6.38%        7.71%
           Delinquency Rate (30+ Days)                             6.82%        5.69%
     --------------------------------------------------------------------------------
     Common Share Statistics:
           EPS - Basic                                        $    3.89    $    2.09
           EPS - Assuming Dilution                            $    3.78    $    2.04
           Book Value Per Share (Period End)                  $    9.38    $    5.67
           Total Market Capitalization (Period End)           $  12,937    $  10,630
           Shares Outstanding (Period End)                        142.1        141.7
           Weighted Average Shares O/S - Basic                    141.4        141.9
           Weighted Average Shares O/S - Diluted                  145.5        145.2

           Accounts                                                12.4          7.9
           Employees (FTE)                                       10,790        5,937


          (1) Risk adjusted margin is total loan revenue less credit losses as a percentage of average managed loans.

